UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2018

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

302 Knights Run Avenue, Suite 1000 Tampa, Florida 33602 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

EXPLANATORY NOTE

On January 3, 2018, LM Funding America, Inc. (the “Company”) issued an 8-K (the “Original 8-K”) announcing the completion of its debt for equity exchange. In the Original 8-K, the Company indicated that the number of shares issued for the debt was 2,676,378 but the actual number of shares issued under this exchange was 2,953,189.

The Company has revised the Original 8-K solely for the purpose of correcting the previously disclosed statement regarding shares issued under the exchange and is furnishing this information pursuant to this current report on Form 8-K/A.

Item 3.02        Unregistered Sales of Equity Securities.

The disclosure provided in Item 8.01 of this Report is hereby incorporated by reference into this Item 3.02.  The shares and warrants described in Item 8.01 were issued to Investor in reliance upon the exemption set forth in Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 8.01 Other Information.

As previously disclosed in a Form 8-K filed on December 11, 2017, by LM Funding America, Inc. (the “Company”), on December 11, 2017, the Company entered into a Master Exchange Agreement (the “Agreement”) with a New York-based family office (the “Investor”).  Under the Agreement, the Investor agreed to exchange two promissory notes payable by the Company and previously acquired by the Investor for a combination of shares of the Company’s common stock (“Common Stock”) and warrants to acquire common stock (the “Pre-Funded Warrants”), with the first promissory note being in the principal amount of $2,798,672.71 (the “Term Note A”) and the second promissory note being in the principal amount of $1,720,859.76 (the “Term Note B”).  As previously announced, on December 11, 2017, the Term Note A was exchanged for an aggregate of 170,000 shares of Common Stock and initial Pre-Funded Warrants to purchase an aggregate of 924,595 additional shares of Common Stock, subject to the previously disclosed true-up provisions in the Agreement.  The Company also disclosed in a Form 8-K filed on December 22, 2017, that the entire Term Note B was exchanged for an aggregate of 200,000 shares of Common Stock and initial Pre-Funded Warrants to purchase an aggregate of 1,270,140 additional shares of common stock, subject to the true-up provisions in the Agreement.

As of December 26, 2017, all exchanges, true-up issuances, and warrant exercises contemplated by the Agreement had been completed, with an aggregate of 2,953,189 shares of Common Stock being issued under the Agreement to the Investor.  Although the pricing period for true-ups under the Exchange Agreement was scheduled to end on or around February 11, 2018, the Investor has informed the Company that the Investor elected to end the pricing period on December 26, 2017.  After giving effect to the issuance of such shares, the total number of shares of issued and outstanding Common Stock was 6,253,189 as of December 26, 2017.  As a result of the transactions contemplated by the Agreement, the Company’s entire indebtedness to Heartland Bank has been satisfied.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Date: March 2, 2018